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                                                                   EXHIBIT 10.13

(FAIRCHILD SEMICONDUCTOR(TM) LOGO)

                                     FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                                     2001 STOCK OPTION PLAN
                                     NON-QUALIFIED STOCK OPTION AGREEMENT

This is a Non-Qualified Stock Option Agreement dated FEBRUARY 13, 2001 (the Grant Date) between Fairchild Semiconductor International, Inc. (the Company) and IZAK BENCUYA, a regular salaried employee of the Company or one of its subsidiaries (you or the Optionee).

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OPTION GRANT;     The Company grants you the option to purchase up to 70,000
EXERCISE PRICE    shares of the Company's Class A Common Stock at an exercise price of ((Price)) per share. This option grant is subject to the terms of the Company's 2001 Stock Option Plan, a copy of which is enclosed with this agreement, and to the terms of this agreement. If there is a conflict between the terms of this agreement and those of the plan, the terms of the plan will govern.

OPTION TERM;      The term of your option is 10 years plus one day from the
VESTING           Grant Date. Your option terminates at the end of the term and cannot be exercised after the term. You can exercise your option only to the extent it has vested. Your option will vest in increments, as follows:

                                                         Percentage Vested
                                                   (included portion that vested
                  Vesting Date                          the preceding year)
                  ------------                     -----------------------------
                  1st Anniversary of Grant Date..               25%
                  2nd Anniversary of Grant Date..               50%
                  3rd Anniversary of Grant Date..               75%
                  4th Anniversary of Grant Date..              100%

TERMINATION OF    You must remain an employee of the Company or a subsidiary to
EMPLOYMENT        be able to exercise your option, except as follows:

                  Retirement, permanent disability or death. If your employment terminates because of your retirement, permanent disability or death, you (or your estate) will have five years from your termination date to exercise your option, unless the option term ends earlier, in which case you (or your estate) will have until the end of the term to exercise. RETIREMENT means permanently terminating your employment, with no intention of engaging in a full-time job, after reaching age 65, or after reaching age 55 if your age plus your years of service equals 65 or more. This definition of retirement is used only for purposes of this agreement.

                  All other cases. If your employment terminates because you quit, or for any other reason other than retirement, permanent disability or death, you (or your estate, if you die within the period) will have 90 days from your termination date to exercise your option, unless the option term ends earlier, in which case you (or your estate) will have until the end of the term to exercise.

                  Regardless of the cause of your termination, you (or your estate) can exercise your option only to the extent it is vested on your termination date.

TRANSFERABILITY   Your option is not transferable except by will or the laws of descent and distribution. During your lifetime only you can exercise your option. This option shall not be subject to attachment or similar process. Any attempted sale, pledge, assignment, transfer or other disposition of your option contrary to the provisions of this agreement, or the levy of any attachment or similar process upon your option, shall be null and void without effect.

MISCELLANEOUS     Nothing in this agreement gives you the right to remain
                  employed by the Company or any subsidiary. This agreement shall be governed by the laws of the State of Maine, without regard to conflicts of law principles. The section and paragraph headings in this agreement are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

SIGNATURES        Your signature and the signature of an authorized officer of the Company below indicate your and the Company's agreement to the terms of this Non-Qualified Stock Option Agreement as of the Grant Date.

                  OPTIONEE:                       FAIRCHILD SEMICONDUCTOR
                                                     INTERNATIONAL, INC.


                  /s/ Izak Bencuya                /s/ Kirk Pond
                  ------------------------------  ------------------------------
                  IZAK BENCUYA M3919              Kirk P. Pond
                                                  Chairman, President and CEO
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(FAIRCHILD SEMICONDUCTOR(TM) LOGO)

                                     FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                                     RESTATED STOCK OPTION PLAN
                                     VESTING ACCELERATION AMENDMENT

This is an Amendment, effective as of November 1, 2001, to the Non-Qualified Stock Option Agreement (your Agreement) dated FEBRUARY 13, 2001 (the Grant Date) between Fairchild Semiconductor International, Inc. (the Company) and IZAK BENCUYA, a regular salaried employee of the Company or one of its subsidiaries (you or the Optionee). You and the Company agree as follows:

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AMENDMENT         The Board of Directors of the Company has authorized the
                  acceleration of vesting of options granted on the Grant Date, subject to the terms and conditions of the Agreement as amended hereby. Accordingly, the section of your Agreement entitled "Option Term; Vesting" is hereby replaced, in its entirety, with the immediately following section.

OPTION TERM;      The term of your option is 10 years plus one day from the
VESTING           Grant Date. Your option terminates at the end of the term and cannot be exercised after the term. You can exercise your option only to the extent it has vested. Your option will vest in increments, as follows:

                                                         Percentage Vested
                                                   (included portion that vested
                  Vesting Date                          the preceding year)
                  ------------                     -----------------------------
                  1st Anniversary of Grant Date..               25.0%
                  2nd Anniversary of Grant Date..               62.5%
                  3rd Anniversary of Grant Date..              100.0%

EFFECT OF         Except as provided above, this amendment does not change your
AMENDMENT;        Agreement or the Company's Restated Stock Option Plan, which
MISCELLANEOUS     shall continue to govern your options in all other respects.
                  This amendment shall be governed by the laws of the State of Maine, without regard to conflicts of laws principles. The section and paragraph headings in this amendment are for convenience of reference only and shall not affect the construction or interpretation of this amendment.

SIGNATURES        Your signature and the signature of an authorized officer of the Company below indicate your and the Company's agreement to the terms of this amendment.

                  OPTIONEE:                       FAIRCHILD SEMICONDUCTOR
                                                     INTERNATIONAL, INC.


                  /s/ Izak Bencuya                /s/ Kirk Pond
                  ------------------------------  ------------------------------
                  IZAK BENCUYA M3919              Kirk P. Pond
                                                  Chairman, President and CEO
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